       THE TAIWAN
       FUND, INC.(R)

--------------------------------
       Semi-Annual Report
       February 28, 2003
       (Unaudited)




  THE TAIWAN
  FUND, INC.


WHAT'S INSIDE


                             Page
Chairman's Statement           2

Report of the Investment
  Manager                      5

Portfolio Snapshot             9

Investments                   10

Financial Statements          14

Notes to Financial
  Statements                  17

Other Information             20

Summary of Dividend
  Reinvestment and
  Cash Purchase Plan          21

  -----------------------------

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Semi-Annual Report of The Taiwan Fund, Inc. (the "Fund") for the six months ended February 28, 2003. During this period, the Fund's net asset value ("NAV") decreased by 12.71% in U.S. dollar terms and by 11.03% in New Taiwan ("NT") dollar terms. During the same period, the Taiwan Stock Exchange Index (the "TAIEX") decreased by 6.98% in NT dollar terms. The NT dollar depreciated against the U.S. dollar by 1.44% during this period. Despite having underperformed the TAIEX, the Fund continued to be one of the best performing funds in its peer group during the past six months.

On February 28, 2003, the Fund's shares were trading at US$8.38 per share, reflecting a discount of 15.10% to the Fund's NAV per share of US$9.87. The Fund's shares were trading at a discount of 18.04% on August 31, 2002.

The global economy slowed down considerably in the past six months mainly due to increasing war anxiety that deterred spending and investments. For example, the U.S. GDP growth in the fourth quarter of 2002 declined sharply to 1.4% from 4.0% in the third quarter. The growth in the first and second quarters of 2003 is also expected to be sluggish. Decreased consumer spending is a key reason behind such lackluster economic performances. The U.S. University of Michigan Consumer Sentiment Index plunged to below 80 in February, a level not seen since 1993. Uncertainties related to the economic impact brought by geopolitical tensions certainly weighed heavily on the minds of consumers, businesses, and investors. With a U.S. war with Iraq looming, investors' confidence deteriorated, as reflected by falling stock markets in early 2003. The post-war economic status should determine whether or not a recovery is likely in the near term. At this time, however, the outlook is still mixed.

It is notable that in addition to widespread concerns about war and its consequences, there are also significant structural problems in the global economy that will persist in the post-war environment, such as the lack of demand growth from the industrial world, e.g. Japan, Germany, and in particular, the United States. Spiking oil prices in the first quarter of 2003 further dampened global demand growth. Although there is a possibility that oil prices will come down soon as a result of the war, this is unlikely to substantially boost growth. Many economists have reduced their forecast on global economic growth. For example, Morgan Stanley cut its global 2003 GDP growth forecast from 2.9% to 2.5%, citing oil shock and geopolitical instability in the aftermath of the war. Lack-

--------------------------------------------------------------------------------

ing meaningful growth engines, a complete global recovery is less likely to emerge in the foreseeable future.

Nevertheless, a partial economic recovery is expected in the coming months, as business inventories reach historically low levels and demand rebounds following post-war construction. A rebound in IT spending may be induced by the relief about the war, in conjunction with a brightened profit outlook in the upcoming business inventory cycle. For the global economy, it is probably still going to take time before prosperity resumes, however, an upturn based on cyclical forces is expected to take hold in the next several months. This should be a stimulus for certain industries and economies. Taiwan, for instance, should see a boost in economic growth following this cyclical upswing.

Driven primarily by exports of manufactured goods, Taiwan has long been the major beneficiary of the inventory build-up cycle. This is manifested by the link between Taiwan's export growth and the U.S. ISM Inventories Index in recent years. Since mid-2002, U.S. business inventories have been at historically low levels of approximately 1.36 months of sales. As growth expectations emerge after the war, a strong restocking demand should benefit Taiwan significantly. The pending IT replacement demand, which is expected to increase, should fuel Taiwan's exports, of which 40% are information technology products. In addition, the rising Chinese domestic demand also plays an important, and perhaps integral part of Taiwan's export growth. The contributions of the Chinese economy to the world economy may still be relatively small, but they represent an important growth driver to the relatively small Taiwanese economy. In 2002, China outpaced North America to become Taiwan's largest trade partner and Taiwan was among China's top three foreign direct investors. The cross-strait economic developments have been mutually beneficial, and this economic tie will continue to support the base-line growth for Taiwan even in the face of a continued global economic downturn. However, the SARS epidemic poses a serious risk to the pace of economic growth in the near term.

The cross-strait political climate should be favorable in the coming months, as both sides focus on economic developments. The risk of a confrontation between Taiwan and China is currently low because of stable political and economic conditions. Political factors may provide a lift to the market when the campaign for the 2004 presidential election starts in the second half of 2003. More government stimulus may be proposed, including the possible elimination of the restrictions on direct links with China. Therefore, the market is not expected to encounter any roadblocks on the political front throughout 2003.

--------------------------------------------------------------------------------

The market may continue to consolidate in the near-term before the catalyst of inventory cycle comes to trigger growth. In light of a potential rally in the later part of 2003, any market weakness in the coming months should provide good entry points for investors. Through sound investment management by our portfolio manager, we believe our shareholders should enjoy handsome investment rewards in the foreseeable future.

During the past six months, the Fund's shares were trading at an average discount of around 16.2%. The discount fluctuated in the range of 12% to 20%, depending largely on market sentiments. As the market is likely to turn better going forward, we believe the discount should narrow in the coming months.

The Board maintains its confidence in the economic prospects of Taiwan, and the Fund's long-term performance should reflect Taiwan's investment fundamentals. Thank you for your continued support of The Taiwan Fund, Inc.

Sincerely,

/s/ S.Y. Wang

S.Y. Wang
Chairman

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's net asset value ("NAV") decreased by 12.71% in U.S. dollar terms and by 11.03% in New Taiwan ("NT") dollar terms during the six months ended February 28, 2003. The Taiwan Stock Exchange Index (the "TAIEX") decreased by 6.98% in NT dollar terms during the same period. The Fund's performance during this period reflected a major structural change in Taiwan's investment focus: from technology-centric investing to sector-balanced investing. Despite its less than satisfactory investment results, the Fund has been one of the best performing funds in its peer group for the past six months, as we have adjusted our investment focus ahead of our peers.

In the past six months, non-technology sectors outperformed the technology sector in a way that clearly demonstrated their fundamental differences. The technology sector fell by 17.68% in NT dollar terms during the past six months, while non-technology sectors on average rose 8.04% in NT dollar terms during the same period. The big winners in non-technology sectors, including paper and pulp, steel, automobile, and transportation, all returned over 30% during the past six months. Second-tier sectors, including cement, foods, textiles, tourism, and others, still made impressive gains of 10% to 15% during the same period. The only two sectors with negative returns during this period were finance, -0.5%, and wholesale and retail, -5.0%. Such a shift in investment focus was in fact within our expectation, as we have maintained an overweight position in non-technology sectors since last October (see below table). Within this non-technology arena, however, there were sizable differences in performance. As our investment positions in non-technology sectors did not cover the entire spectrum, the Fund's performance was worse than we would have liked for the past six months. Weak performance was nevertheless a common phenomenon among domestic funds, as evidenced by the fact that only three out of one hundred and ninety domestic funds outperformed the TAIEX on a year-to-date basis.

--------------------------------------------------------------------------------

TECHNOLOGY SECTOR WEIGHTING (%), THE FUND VS. TAIEX

                                    TAIWAN FUND   TAIEX
                                    -----------   -----
September                              58.71      58.14
October                                53.03      57.01
November                               54.75      56.44
December                               49.25      52.99
January                                43.12      49.52
February                               46.53      51.23

Source: HSBC AMTW

On a relative basis, however, the Fund continued with its good performance record amongst its peers. In the fourth quarter of 2002, the Fund's performance ranked in the first quartile of its peer group, up from the second quartile ranking in the third quarter of 2002. In addition, the Fund has stayed in the first quartile on a year-to-date basis in 2003. Our early focus in the non-technology sector has differentiated the Fund from other funds and clearly given us an advantage in performance. We will continue to leverage our capability of identifying major market trends so as to secure our favorable position. In the meantime, we will further improve our investment efficiency to catch up with the rapid pace of market developments. This should help us close the performance gap between the Fund and the benchmark in the coming months.

INVESTMENT OUTLOOK

The market is likely to be range-bound in the next few months before a significant rally comes in sight during the second half of 2003. The global economy remained weak in early 2003, with most investors expecting a period of little growth under the threat of war. Nevertheless, expectations for the second half of the year are relatively optimistic, especially as the economy enters the post-war construction stage that usually encourages economic developments. By some estimates, the U.S. GDP growth should be only 0.6% in the second quarter of 2003, but in the third and fourth quarters, the growth rate is expected to accelerate to 4.5%. We believe this promising outlook for the second half of the year should protect against the market's downsides. While upsides are potentially rewarding, current market sentiments suggest investors are still very cautious about what may lie ahead, given the fact that economic indicators are trending down amid weak confidence for businesses and consumers.

We anticipate a late-year recovery in the global economy based on our observations that a mid-term cyclical upturn may play a significant role

--------------------------------------------------------------------------------

at the time. Due to a difficult economic environment and negative news flows, businesses are keeping their inventories at such a low level that they may turn out to be insufficient once demand rises. This upturn in demand growth may stem from various sources, such as policy stimulus in the industrial world, China's continued investment needs, reconstruction activities in the Middle East, or a resurgence in pent-up demand from businesses and consumers. From a cyclical point of view, an inventory build-up cycle is also anticipated in late 2003. An 18-month long down-cycle, as suggested by looking at the U.S. inventory-to-sales ratio, started in mid-2002. The down-cycle should turn into an up-cycle in late 2003, according to the repetitive pattern. We believe there is a good chance of accelerated economic growth for the final part of this year, driven by increasing investment demand in inventories and capital spending. We expect the market to experience a strong rally well ahead of the fundamentals as we enter into the second half of 2003.

INVESTMENT STRATEGY

We have been advocating four major themes for investing in Taiwan: (1) China Harvest Plays (2) Outsourcing Winners (3) Consumer Banking and (4) New Products. We will adhere to these themes because they are still applicable to today's market trends. On the other hand, we intend to add more color to these themes, as there are various angles to ride on these trends.

For China Harvest Plays, we continue to favor auto-related companies for their foreseeable growth. We are particularly keen on companies making auto parts, i.e. tires or lamps, because of their dominant positions in their respective markets. The thriving investment activities in China are another area of focus, for they are the major reason behind the strong price momentum in commodity markets, including cement, plastics, chemicals, paper & pulp, steel, etc. This rising demand for industrial materials also benefits the transportation industry, which is gaining from China's growing imports, on top of the already thriving exports. So there are many stories behind the theme of China Harvest Plays. We will increase our exposure to the above investment ideas accordingly.

For Outsourcing Winners, we will expand our reach to encompass smaller companies with niche focus. Although the larger ones are generally the winners, the smaller ones can find their fair shares in a carefully selected market segment, especially in industries that are less capital intensive. As a result, we will hedge our bets in some of these targets in addition to the well-known names in foundries and in the OEM/ODM business.

--------------------------------------------------------------------------------

For Consumer Banking, we are seeing strong growth potential in the cash card (credit cards with an ATM cash withdrawal feature) business in Taiwan. It is expected that Taiwan's cash card business may reach NT$350 billion to NT$600 billion in the future, a substantial increase from the current market size of NT$65 billion. Drawing from Japan's experience, the delinquency ratio in the cash card business is actually small, and the interest spread has not come down even under intense competition. With this tempting fundamental, the cash card business will be an important investment focus in the banking sector down the road. Our investment in this area will likely be part of a long-term investment strategy, however, since in our view the market has yet to see its growth potential.

For New Products, we will direct our focus to one particular product, the digital camera. As pointed out by Sony, the digital camera is the only consumer electronics product that is growing "in full swing" this year. The digital camera has offered the required functionality at the "sweet spot" price level that triggers a worldwide acceptance among consumers. Color or 3G (third generation) handsets, in comparison, may be less compelling to consumers with their limited functional benefits and higher prices. Our investment strategy will be to place bets on OEM/ ODM manufacturers, as well as key component providers. As the digital camera industry is moving towards its up-cycle, these participants are likely to enjoy the benefits without worrying too much about price competition, a nightmare for others in the technology sector.

It is our belief that a genuine, inventory-led up cycle may be seen in late 2003. As such, we will gradually build up our position in cyclical sectors, mainly, the technology sector. The expected consolidations in the next few months will only offer good entry points for well-managed leading companies. We will be on the buy side should those corrections come into play. Nevertheless, a sector-balanced portfolio is still our top priority in the coming months. Residing near the world's strongest growth engine, Taiwan has a lot to gain from China's economic growth. This is something we, as investors, should keep in mind in setting our investment strategy.

Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

/s/ Vincent Lai              /s/ Jovi Chen
Vincent Lai                  Jovi Chen
Portfolio Manager            Deputy Portfolio Manager

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 28, 2003             %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     6.8
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          3.6
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  3.5
--------------------------------------------------
United Microelectronics Corp. Ltd.         3.2
--------------------------------------------------
Au Optronics Corp.                         3.1
--------------------------------------------------
Yang Ming Marine Transport                 3.0
--------------------------------------------------
Formosa Chemicals & Fibre Corp.            2.5
--------------------------------------------------
Formosa Plastic Corp.                      2.5
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        2.3
--------------------------------------------------
China Steel Corp.                          2.1
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 28, 2003           %
--------------------------------------------------
Semi-Conductor                            16.4
--------------------------------------------------
PC & Peripherals                          12.1
--------------------------------------------------
Electronics                               10.0
--------------------------------------------------
Financial Services                         9.3
--------------------------------------------------
Telecommunications                         7.6
--------------------------------------------------
Banks                                      6.5
--------------------------------------------------
Plastics                                   5.7
--------------------------------------------------
Textiles & Apparel                         4.6
--------------------------------------------------
Shipping                                   4.4
--------------------------------------------------
Iron & Steel                               3.0
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2002               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.1
--------------------------------------------------
United Microelectronics Corp. Ltd.         4.2
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        3.9
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  3.0
--------------------------------------------------
Formosa Plastic Corp.                      2.7
--------------------------------------------------
Mediatek Incorporation                     2.6
--------------------------------------------------
Cheng Shin Rubber Industrial Co.           2.6
--------------------------------------------------
Quanta Computer, Inc.                      2.5
--------------------------------------------------
Chinatrust Financial Holdings              2.1
--------------------------------------------------
Nan Ya Plastic                             2.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2002             %
--------------------------------------------------
Electronics                               17.7
--------------------------------------------------
PC & Peripherals                          16.5
--------------------------------------------------
Semi-Conductor                            16.3
--------------------------------------------------
Banks                                      8.7
--------------------------------------------------
Telecommunications                         6.8
--------------------------------------------------
Financial Services                         6.3
--------------------------------------------------
Plastics                                   5.4
--------------------------------------------------
Rubber                                     3.1
--------------------------------------------------
Textiles & Apparel                         3.0
--------------------------------------------------
Automobiles, Tires & Accessories           1.6
--------------------------------------------------

* Percentages based on total investments at February 28, 2003 and August 31,
  2002.

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 28, 2003 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (UNAUDITED)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
COMMON STOCKS - 95.1%
BASIC INDUSTRIES -- 15.3%
CEMENT -- 0.4%
Asia Cement Corp. (a)......................     874,000   $    306,843
Taiwan Cement Corp. .......................     980,000        345,468
                                                          ------------
                                                               652,311
                                                          ------------
CHEMICALS -- 2.4%
China Synthetic Rubber Corp. (a)...........     749,000        236,016
Eternal Chemical Co. Ltd. .................     585,000        336,691
Grand Pacific Petrochemical Co. Ltd. (a)...     632,000        227,338
Ho Tung Chemical Corp. ....................     871,000        363,439
Oriental Union Chemical Corp. .............   1,947,000      1,888,170
Pihsiang Machinery Manufacturing Co.
 Ltd. .....................................         735          1,999
Union Petrochemical Technology Corp. (a)...     524,000        202,814
Yung Shin Pharmaceutical Industries Co. ...     926,000        652,863
                                                          ------------
                                                             3,909,330
                                                          ------------
GLASS -- 0.2%
Taiwan Glass Industrial Corp. .............     539,000        348,993
                                                          ------------
IRON & STEEL -- 3.0%
China Steel Corp. .........................   5,471,000      3,400,679
Tung Ho Steel Enterprise Corp. (a).........     663,000        222,272
Yieh Phui Enterprise (a)...................   1,638,000      1,282,118
                                                          ------------
                                                             4,905,069
                                                          ------------
PAPER -- 0.4%
Long Chen Paper Co. Ltd. (a)...............   3,169,000        624,680
                                                          ------------
PAPER & FOREST PRODUCTS -- 1.5%
Cheng Loong Co. Ltd. (a)...................     793,000        238,470
Chung Hwa Pulp Corp. (a)...................   4,421,000      1,908,345
Yuen Foong Yu Paper Manufacturing Co.
 Ltd. .....................................     832,000        308,858
                                                          ------------
                                                             2,455,673
                                                          ------------
PLASTICS -- 5.7%
Formosa Plastic Corp. .....................   3,184,000      4,004,052
Nan Ya Plastics Corp. .....................   2,737,000      2,709,433
Taiwan Polypropylene Co. Ltd. .............   2,080,000      1,867,511
Taiwan Styrene Monomer Corp. ..............     429,000        369,125
USI Far East Corp. (a).....................     923,000        256,315
                                                          ------------
                                                             9,206,436
                                                          ------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
RUBBER -- 0.9%
Cheng Shin Rubber Industrial Co. ..........     628,000   $    789,744
Kenda Rubber Industrial Co. (a)............     317,000        305,597
Taiwan Synthetic Rubber Corp. (a)..........   1,136,000        261,525
                                                          ------------
                                                             1,356,866
                                                          ------------
WIRE & CABLE -- 0.8%
Sampo Corp. ...............................   1,089,000        376,058
Ta Ya Electric Wire & Cable Co. Ltd. ......     747,000        254,732
Walsin Lihwa Corp. (a).....................   2,314,000        682,547
                                                          ------------
                                                             1,313,337
                                                          ------------
TOTAL BASIC INDUSTRIES.....................                 24,772,695
                                                          ------------
CONSUMER BASICS -- 0.8%
HOUSEHOLD PRODUCTS -- 0.8%
Globe Union Industrial Corp. ..............     541,000        879,611
Nien Made Enterprise Co. Ltd. (a)..........     195,000        440,504
                                                          ------------
                                                             1,320,115
                                                          ------------
TOTAL CONSUMER BASICS......................                  1,320,115
                                                          ------------
CONSTRUCTION & REAL ESTATE -- 0.8%
CONSTRUCTION & REAL ESTATE -- 0.8%
Chien Kuo Construction Co. Ltd.............   1,016,000        719,240
CTCI Corp..................................     712,000        471,252
                                                          ------------
                                                             1,190,492
                                                          ------------
TOTAL CONSTRUCTION & REAL ESTATE...........                  1,190,492
                                                          ------------
DURABLES -- 7.3%
AUTOMOBILES, TIRES & ACCESSORIES -- 2.4%
China Motor Co. ...........................     550,000        933,813
TYC Brother Industrial Co. Ltd. ...........     486,000        811,165
Yulon Motor Co. Ltd. ......................   1,810,000      2,140,748
                                                          ------------
                                                             3,885,726
                                                          ------------
CONSUMER ELECTRONICS -- 0.3%
Shihlin Electric & Engineering Corp. ......     967,000        473,065
                                                          ------------

 10 The accompanying notes are an integral part of the financial statements.

    INVESTMENTS/FEBRUARY 28, 2003 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
COMMON STOCKS - continued
TEXTILES & APPAREL -- 4.6%
Far Eastern Textile Co. Ltd. ..............   2,018,000   $    740,417
Formosa Chemicals & Fibre Corp. ...........   4,080,000      4,062,389
Formosa Taffeta Co. Ltd. ..................   1,292,000        539,108
Nien Hsing Textile Co. Ltd. ...............     588,000        531,315
Shinkong Synthetic Fibers Corp. (a)........   3,837,000        783,963
Tainan Enterprises Co. ....................     497,000        586,388
Yi Jinn Industrial Co. Ltd. (a)............   1,232,000        214,492
                                                          ------------
                                                             7,458,072
                                                          ------------
TOTAL DURABLES.............................                 11,816,863
                                                          ------------
FINANCE -- 16.1%
BANKS -- 6.5%
Chang Hwa Commercial Bank..................   1,781,000        799,528
Chinatrust Financial Holding Co. Ltd.
 (a).......................................   3,935,000      3,159,324
Cosmos Bank Taiwan (a).....................   6,976,000      2,870,699
CTB Financial Holding Co. .................   2,590,377      1,259,781
Far Eastern International Bank.............     847,000        275,427
Hsinchu International Bank (a).............     836,000        338,009
International Bank of Taipei...............   1,329,000        573,669
Shin Kong Financial Holdings Co. Ltd.
 (a).......................................   2,068,000        583,206
Taishin Financial Holdings Co. Ltd. .......   1,233,000        606,742
                                                          ------------
                                                            10,466,385
                                                          ------------
FINANCIAL SERVICES -- 9.3%
Cathay Financial Holding Co. Ltd. .........   5,463,202      5,848,378
China Development Financial Holding Corp.
 (a).......................................   4,707,530      1,774,637
E. Sun Financial Holding Co. Ltd. (a)......   1,325,000        594,820
First Financial Holdings Co. Ltd. (a)......     385,000        240,417
Fubon Financial Holding Co. Ltd. ..........   3,351,261      2,632,789
Fuh-Hwa Financial Holdings Co. Ltd. (a)....   1,636,000        487,269
Hua Nan Financial Holdings Co. Ltd. .......   4,469,000      2,726,412
SinoPac Holdings Co. (a)...................   1,658,000        634,573
                                                          ------------
                                                            14,939,295
                                                          ------------
REAL ESTATE -- 0.3%
Cathay Real Estate Development Co. Ltd.
  (a)......................................   2,204,000        504,224
                                                          ------------
TOTAL FINANCE..............................                 25,909,904
                                                          ------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
INDUSTRIAL MACHINERY & EQUIPMENT -- 0.5%
INDUSTRIAL MACHINERY -- 0.5%
Teco Electric & Machinery Co. (a)..........   1,913,000   $    580,781
Yungtay Engineering Co. Ltd. ..............     399,000        279,013
                                                          ------------
                                                               859,794
                                                          ------------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT.....                    859,794
                                                          ------------
NON-DURABLES -- 0.3%
FOODS -- 0.3%
Uni-President Enterprises Corp. (a)........   1,651,000        515,492
                                                          ------------
TOTAL NON-DURABLES.........................                    515,492
                                                          ------------
OTHERS & MISCELLANEOUS -- 2.0%
OTHERS & MISCELLANEOUS -- 2.0%
Fu Sheng Industrial Co. Ltd. ..............     262,000        292,535
Giant Manufacturing Co. Ltd. ..............     526,000        626,659
National Petroleum Co. Ltd. (a) ...........     968,000        768,829
Pou Chen Corp. (a).........................     848,000        780,892
Ton Yi Industrial Corp. (a)................   1,870,000        521,986
Zig Sheng Industrial Co. Ltd. .............     647,000        211,322
                                                          ------------
                                                             3,202,223
                                                          ------------
TOTAL OTHERS & MISCELLANEOUS...............                  3,202,223
                                                          ------------
RETAIL & WHOLESALE -- 0.4%
GENERAL MERCHANDISE STORES -- 0.4%
President Chain Store Corp. ...............     432,000        652,662
                                                          ------------
TOTAL RETAIL & WHOLESALE...................                    652,662
                                                          ------------
TECHNOLOGY -- 46.6%
COMPUTER SERVICE & SOFTWARE -- 0.5%
Data Systems Consulting Co. Ltd. ..........     351,000        276,760
Soft-World International Corp. ............         472          1,236
Stark Technology, Inc. ....................     159,000        193,545
Systex Corp. (a)...........................     454,000        235,166
                                                          ------------
                                                               706,707
                                                          ------------
ELECTRONICS -- 10.0%
Asia Optical Co., Inc......................     404,000      1,953,151
Au Optronics Corp. (a).....................   7,668,000      4,942,826
Cheng Uei Precision Industry Co. Ltd.
 (a).......................................     123,000        208,835
Chi Mei Optoelectronics Corp. (a)..........     734,000        627,332
Chungwha Picture Tubes Ltd. (a)............   1,954,000        660,705
CMC Magnetics Corp. .......................   4,041,000      2,104,809
Compeq Manufacturing Co. Inc. (a)..........     697,000        336,967

    The accompanying notes are an integral part of the financial statements.  11

    INVESTMENTS/FEBRUARY 28, 2003 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
COMMON STOCKS - continued
ELECTRONICS - continued
Delta Electronics, Inc. ...................     698,000   $    731,142
Infodisc Technology Co. Ltd. (a)...........   2,889,000      1,504,774
Largan Precision Co. Ltd. .................      74,000        432,288
Phihong Enterprise Co. Ltd. ...............     230,000        168,777
Phoenix Precision Technology Corp. (a).....     649,000        222,247
Phoenixtec Power Co. Ltd. .................     593,000        380,544
Quanta Display Inc. (a)....................   1,047,000        379,632
Wintek Corp. ..............................     408,000        340,489
World Wiser Electronics, Inc. (a)..........     494,000        226,032
Wus Printed Circuit Co. Ltd. (a)...........     518,000        223,597
Ya Hsing Industrial Co. Ltd. (a)...........     332,000        304,771
Yageo Corp. (a)............................   1,122,000        306,734
                                                          ------------
                                                            16,055,652
                                                          ------------
PC & PERIPHERALS -- 12.1%
Acer, Inc. ................................     925,000        819,856
Advantech Co. Ltd. ........................     256,000        493,583
Amtran Technology Co. Ltd. ................   1,215,000      1,132,835
Asustek Computer, Inc. ....................     839,000      1,424,489
Benq Corp. ................................   1,411,000      1,534,843
Compal Electronics, Inc. ..................   2,443,000      2,355,122
Gigabyte Technology Co. Ltd. ..............     313,000        423,338
Hon Hai Precision Industry Co. Ltd. .......   1,143,000      3,683,914
Inventec Co. Ltd. .........................   3,526,000      2,029,352
Lite-On Technology Corp. ..................     648,000        758,952
Micro-Star International Co. Ltd. .........     769,000      1,206,058
Mitac International Corp. .................     658,000        232,904
Premier Image Technology Corp. ............     284,000        385,750
Quanta Computer, Inc. .....................   1,088,000      1,878,561
Quanta Storage, Inc. (a)...................     128,000        699,856
Synnex Technology International Corp. .....     351,000        490,895
                                                          ------------
                                                            19,550,308
                                                          ------------
SEMI-CONDUCTOR -- 16.4%
Advanced Semiconductor Engineering, Inc.
  (a)......................................   1,588,000        854,550
Elan Microelectronics Corp. ...............     266,000        169,168
Elite Semiconductor Memory Technology
 Inc. .....................................     122,000        293,151
Greatek Electronics, Inc. .................   2,270,000      1,855,194
Macronix International Co. Ltd. (a)........   2,379,000        681,181
MediaTek, Inc. ............................     194,000      1,429,180
Nanya Technology Corp. (a).................   1,551,000        865,882
Novatek Microelectronics Corp. Ltd. .......     207,000        378,259
Realtek Semiconductor Corp. ...............     295,000        653,669

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
Silicon Integrated Systems Corp. (a).......     502,000   $    400,156
Siliconware Precision Industries Co. (a)...   1,470,000        710,676
Sunplus Technology Co. Ltd. ...............     239,000        339,758
Taiwan Semiconductor Manufacturing Co. ....   9,062,000     10,952,633
United Microelectronics Corp. Ltd. ........   9,043,000      5,126,535
Via Technologies, Inc. ....................     495,000        491,439
Winbond Electronics Corp. (a)..............   1,892,000        762,245
World Peace Industrial Co. Ltd. (a)........     333,000        268,317
Yosun Industrial Corp. ....................     289,000        300,227
                                                          ------------
                                                            26,532,220
                                                          ------------
TELECOMMUNICATIONS -- 7.6%
Accton Technology Corp. (a)................     270,000        233,093
Ambit Microsystems Corp. ..................     145,000        446,475
Askey Computer Co. (a).....................   1,206,000      1,058,504
Chunghwa Telecom Co. Ltd. (a)..............   3,697,000      5,585,396
D-Link Corp. ..............................     363,000        261,151
Gemtek Technology Corp. ...................     411,000        993,496
Meiloon Industrial Co. Ltd. ...............     195,000        345,108
Microelectronics Technology Inc. ..........     473,000        189,200
Taiwan Cellular Corp. .....................   1,714,000      1,218,296
Zyxel Communications Corp. (a).............   1,017,000      2,004,734
                                                          ------------
                                                            12,335,453
                                                          ------------
TOTAL TECHNOLOGY...........................                 75,180,340
                                                          ------------
TRANSPORTATION -- 5.0%
AIR TRAVEL -- 0.6%
China Airlines.............................   1,136,000        444,593
EVA Airways Corp. (a)......................   1,373,568        513,853
                                                          ------------
                                                               958,446
                                                          ------------
SHIPPING -- 4.4%
Evergreen Marine Corp. ....................   2,027,000      1,376,610
Sincere Navigation Corp. ..................     624,000        228,052
U-Ming Marine Transport Corp. .............     658,000        234,797
Wan Hai Lines Ltd. ........................     590,000        480,489
Yang Ming Marine Transport (a).............   9,221,000      4,855,951
                                                          ------------
                                                             7,175,899
                                                          ------------
TOTAL TRANSPORTATION.......................                  8,134,345
                                                          ------------
TOTAL COMMON STOCKS (Identified Cost --
 $145,661,251).............................                153,554,925
                                                          ------------

 12 The accompanying notes are an integral part of the financial statements.

    INVESTMENTS/FEBRUARY 28, 2003 (continued) (unaudited)
--------------------------------------------------------------------------------

                                             PRINCIPAL        US$
                                               AMOUNT        VALUE
                                                NT$         (NOTE 1)
                                             ---------      --------
COMMERCIAL PAPER -- 4.9%
Allied Material Technology Corp.
 1.45%, 5/28/03 (b)........................  32,791,992   $    943,655
Bai Ding Investment
 1.25%, 3/03/03 (b)........................  49,987,122      1,438,478
Cheng Lung:
 1.20%, 3/10/03 (b)........................  49,901,908      1,436,026
 1.45%, 4/25/03 (b)........................  49,742,285      1,431,433
China Synthetic Rubber Corp:
 1.10%, 4/03/03 (b)........................  49,829,722      1,433,949
 1.70%, 4/03/03 (b)........................   9,929,525        285,742
Chung Tsu 1.25%, 3/06/03 (b)...............   9,997,201        287,689
How Jay Corp 1.25%, 3/14/03 (b)............  14,965,896        430,673
President Investment Corp 1.20%, 6/18/03
 (b).......................................   9,957,091        286,535
                                                          ------------
TOTAL COMMERCIAL PAPER (Identified Cost --
 $8,001,995)...............................                  7,974,180
                                                          ------------
TOTAL INVESTMENTS -- 100% (COST --
 $153,663,246).............................               $161,529,105
                                                          ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 28, 2003, the aggregate cost basis of the Fund's investment securities for income tax purposes was $153,663,246.

Net unrealized appreciation of the Fund's investment securities was $7,865,859 of which $21,976,647 related to appreciated investment securities and $14,110,788 related to depreciated investment securities. In addition, as of August 31, 2002, the Fund had a capital loss carryforward of $58,717,404 for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2009 ($18,722,303) and August 31, 2010 ($39,995,101.)

    The accompanying notes are an integral part of the financial statements.  13

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)

ASSETS
Investments in securities, at value (cost
  $153,663,246) (Notes 1 and 2) - See
  accompanying schedule.....................             $161,529,105
Cash........................................                   78,429
Cash in New Taiwan dollars (cost
 $203,963)..................................                  203,670
Interest receivable.........................                   11,230
                                                         ------------
 Total Assets...............................              161,822,434
                                                         ------------
Accrued management fee (Note 3).............   109,248
Taiwan withholding tax payable (Note 1).....     2,252
Other payables and accrued expenses.........   172,088
                                              --------
 Total Liabilities..........................                  283,588
                                                         ------------
NET ASSETS..................................             $161,538,846
                                                         ============
Net Assets consist of (Note 1):
Paid in capital.............................              245,064,787
Undistributed net investment loss...........               (1,489,352)
Accumulated undistributed net realized loss
 on Investments in securities and foreign
 currency...................................              (89,902,125)
Net unrealized appreciation on:
 Investment securities and foreign
   currency.................................                7,865,536
                                                         ------------
NET ASSETS..................................             $161,538,846
                                                         ============
NET ASSET VALUE, per share ($161,538,846 /
 16,365,572 shares outstanding).............                    $9.87
                                                         ============

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2003 (Unaudited)

INVESTMENT INCOME
Dividends.................................                $    167,252
Interest..................................                      46,896
                                                          ------------
                                                               214,148
Less: Taiwan withholding tax (Note 1).....                     (37,191)
                                                          ------------
 Total Income.............................                     176,957
EXPENSES:
Management fee (Note 3)
 Basic fee................................  $ 1,121,976
 Performance adjustment...................     (167,649)
Custodian fees and expenses...............      143,873
Professional fees.........................      130,682
Administration and accounting fees (Note
 3).......................................       91,350
Directors compensation (Note 3)...........      113,384
Shareholder communications................       82,532
Delaware franchise tax....................       25,675
Insurance fees............................       27,336
Miscellaneous.............................       22,484
Transfer agent fees.......................        8,713
Taiwan stock dividend tax (Note 1)........       65,953
                                            -----------
 Total expenses...........................                   1,666,309
                                                          ------------
 NET INVESTMENT LOSS......................                  (1,489,352)
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized loss on:
 Investment securities....................  (12,619,385)
 Foreign currency transactions............      (58,508)
                                            -----------
                                                           (12,677,893)
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities....................   (9,350,197)
 Assets and liabilities denominated in
   foreign currencies.....................        2,786
                                            -----------
                                                            (9,347,411)
                                                          ------------
Net realized and unrealized loss..........                 (22,025,304)
                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $(23,514,656)
                                                          ============

 14 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Six Months Ended     Year Ended
                                                                February 28,       August 31,
                                                                    2003              2002
                                                              ----------------    -------------
                                                                (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment loss........................................    $ (1,489,352)     $  (1,963,201)
 Net realized loss on investments and foreign currency
   transactions.............................................     (12,677,893)       (14,110,866)
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............      (9,347,411)        25,165,104
                                                                ------------      -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (23,514,656)         9,091,037
                                                                ------------      -------------
NET ASSETS
 Beginning of period........................................     185,053,502        175,962,465
                                                                ------------      -------------
 End of period..............................................     161,538,846        185,053,502
                                                                ============      =============
 Undistributed Net Investment Loss
 End of period..............................................    $ (1,489,352)     $          --
                                                                ============      =============

    The accompanying notes are an integral part of the financial statements.  15

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          Six Months Ended                        Year Ended August 31,
                                            February 28,       ------------------------------------------------------------
                                                2003             2002         2001         2000         1999         1998
                                          ----------------     --------     --------     --------     --------     --------
                                            (Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period....      $  11.31         $  10.75     $  21.42     $  21.61     $  15.36     $  35.98
                                              --------         --------     --------     --------     --------     --------
Income from Investment Operations
 Net investment loss(a).................         (0.09)           (0.12)       (0.21)       (0.36)       (0.20)(c)    (0.33)(b)
 Net realized and unrealized gain (loss)
   on investments.......................         (1.35)            0.68       (10.26)        0.17         7.46       (15.68)
                                              --------         --------     --------     --------     --------     --------
 Total from investment operations.......         (1.44)            0.56       (10.47)       (0.19)        7.26       (16.01)
                                              --------         --------     --------     --------     --------     --------
Less Distributions
 From net realized gains................            --               --        (0.20)          --        (1.01)       (4.61)
                                              --------         --------     --------     --------     --------     --------
 Total distributions....................            --               --        (0.20)          --        (1.01)       (4.61)
                                              --------         --------     --------     --------     --------     --------
Net asset value, end of period..........      $   9.87         $  11.31     $  10.75     $  21.42     $  21.61     $  15.36
                                              ========         ========     ========     ========     ========     ========
Market value, end of period.............      $   8.38         $   9.27     $   9.88     $  17.63     $  18.31     $  11.00
                                              ========         ========     ========     ========     ========     ========
TOTAL RETURN
Per share market value..................         (9.60)%          (6.17)%     (43.16)%      (3.75)%      79.41%      (48.87)%
RATIO AND SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................      $161,539         $185,054     $175,962     $350,595     $353,614     $251,356
Ratio of expenses to average net
 assets(d)..............................          1.93%(f)         2.20%        2.63%        2.30%        2.21%        2.29%(e)
Ratio of expenses to average net assets,
 excluding stock dividend tax expense...          1.85%(f)         1.98%        2.15%        1.94%        1.88%        1.87%(e)
Ratio of net investment loss to average
 net assets.............................         (1.73)%(f)       (0.97)%      (1.50)%      (1.54)%      (1.15)%      (1.51)%
Portfolio turnover rate.................           109%             167%         125%         139%         125%          97%

(a)  Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share (Based on shares outstanding at 8/31/98).
(c) Investment Income per share reflects a regular dividend from China Steel Corp of $0.04 per share (Based on shares outstanding at 8/31/99).
(d) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(e)  Ratio of expenses after waiver.
(f)  Annualized.

 16 The accompanying notes are an integral part of the financial statements.

    NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Asset Management (Taiwan) Limited ("Adviser"), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor ("QFII"), which allows the Fund to own 100% of a company's shares. However, all Funds managed by the Adviser are limited in aggregate to 10% ownership of a company's shares.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Short-term investments, having maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net

    NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2003 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

    NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $179,746,069 and $182,264,958, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of +/-0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the six month period ending February 28, 2003, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.11% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Corporation ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At February 28, 2003, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. SUBSEQUENT EVENT

New Secretary and Treasurer of the Fund. On April 2, 2003, the Board of Directors of the Fund appointed Carol Wang as the new Secretary and Treasurer of the Fund. Vicki Hau resigned as the Fund's Secretary and Treasurer effective April 2, 2003.

    OTHER INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD JANUARY 27, 2003

ELECTION OF DIRECTORS -- The stockholders of the Fund elected David Dean, Benny
T. Hu, Lawrence J. Lau, Joe O. Rogers, Jack C. Tang, Gloria Wang, Lawrence Weber and Shao-Yu Wang to the Board of Directors to hold office until their successors are elected and qualified.

                      FOR     WITHHELD
                      ---     --------
David Dean         9,448,374   73,928
Benny T. Hu        9,441,283   81,018
Lawrence J. Lau    9,442,736   79,566
Joe O. Rogers      9,451,243   71,059
Jack C. Tang       9,440,411   81,891
Gloria Wang        9,429,741   92,561
Lawrence F. Weber  9,439,514   82,788
Shao-Yu Wang       9,440,699   81,603

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 28, 2003 no shares have been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

    DIRECTORS AND OFFICERS (unaudited)

--------------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.

                                                              PRINCIPAL
                                                       OCCUPATION OR EMPLOYMENT
                          PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
NAME, ADDRESS AND (AGE)   WITH THE FUND      SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-----------------------   --------------    --------   ------------------------   -----------------------
Shao-Yu Wang (78)        Chairman of the      1986     Chairman of the Board of   Executive Director,
Apt. 5H                  Board and                     Trustees, Soochow          China American
No. 56 Tun Hwa South     Director                      University                 Petrochemical Co., Ltd.
Road,                                                  (1987-present); Chairman   (1976-present)
Section 2                                              of the Board of
Taipei, Taiwan, ROC                                    Trustees, Min Chuan
                                                       University,
                                                       (1986-present); Chairman
                                                       of the Board of
                                                       Trustees, Fu-Dan High
                                                       School (1986-present)
*Benny T. Hu (53)        President and        1993     Supervisor, USI Corp.      Director, Winbond
29 F, 97 Tun Hwa         Director                      (2002-present);            Electronics Corp.
South Road, Section 2                                  Chairman, China            (2002- present);
Taipei, Taiwan, ROC                                    Development Asset          Director, Yangming
                                                       Management Corp. (June     Marine Transport Corp.
                                                       2001-present);             (2001- present);
                                                       Ambassador-at-Large,       Director, China
                                                       Republic of China (May     Development Industrial
                                                       2001-present)              Bank (2001-present);
                                                                                  Director, China Steel
                                                                                  Corporation (1993-2001)
David Dean (76)          Director             1991     Senior Advisor of the                --
8361 B. Greensboro                                     Chiang-Ching-Kuo
Drive                                                  Foundation
McLean, Virginia 22102                                 (1990-present)
Lawrence J. Lau (58)     Director             1998     Kwoh-Ting Li Professor     Director, Media
Stanford University                                    of Economic Development,   Partners International
Landau Economics                                       Stanford University        Holdings Inc.
Building, Room 340                                     (1992- present);           (2001-present)
579 Serra Mall                                         Director, Stanford
Stanford, CA                                           Institute for Economic
94305-6072                                             Policy Research at
                                                       Stanford University
                                                       (1997-1999)

    DIRECTORS AND OFFICERS (continued) (unaudited)

--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                       OCCUPATION OR EMPLOYMENT
                          PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
NAME, ADDRESS AND (AGE)   WITH THE FUND      SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-----------------------   --------------    --------   ------------------------   -----------------------
Joe O. Rogers (52)       Director             1986     The Rogers Team LLC,       Director, The China
2477 Foxwood Drive                                     Organizing Member (July    Fund, Inc.
Chapel Hill, NC 27514                                  2001-present); Executive   (1992-present)
                                                       Vice President, Business
                                                       Development, Planet
                                                       Portal Inc. (September
                                                       1999-May 2001);
                                                       President, Rogers
                                                       International, Inc.
                                                       (September 1986-
                                                       September 1999); Vice
                                                       President, Business
                                                       Development, Thomson
                                                       Consulting (1998-1999);
                                                       Partner, PHH Fantus
                                                       Consulting (1993-1996)
Jack C. Tang (74)        Director             1989     Honorary Chairman (April             --
Tristate Holdings Ltd.                                 2001-present), Co-
66-72 Lei Muk Road                                     Chairman (April 1999-
Kwai Chung                                             April 2001), Chairman &
New Territories                                        CEO (June 1998-April
Hong Kong                                              1999), Chairman Emeritus
                                                       (January 1997-June
                                                       1998), Chairman & CEO
                                                       (1987-December 1996),
                                                       Tristate Holdings Ltd.;
                                                       Director, Mid Pacific
                                                       Air Corporation (1986-
                                                       present); Director
                                                       (1991-1999), Pacific Rim
                                                       Investments, Ltd.

    DIRECTORS AND OFFICERS (continued) (unaudited)

--------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                 DIRECTOR     OCCUPATION OR EMPLOYMENT     DIRECTORSHIPS IN
                              PRESENT OFFICE    OR OFFICER           DURING PAST            PUBLICLY-HELD
NAME, ADDRESS AND (AGE)       WITH THE FUND       SINCE              FIVE YEARS               COMPANIES
-----------------------       --------------    ----------    ------------------------     ----------------
*Gloria Wang (47)            Director              1998      Secretary and Treasurer of          --
99 Tun Hwa South                                             the Fund (1994-October
Road, Section 2                                              1998);Executive Vice
Taipei, Taiwan, ROC                                          President, HSBC Asset
                                                             Management (Taiwan) Ltd.
                                                             (1996-present)
Lawrence F. Weber (68)       Director              1995      Independent Consultant              --
156 Ide Rd.                                                  (1993- present)
Williamstown, MA 01267
***Carol Wang (37)           Secretary and         2003      Manager of Legal Department         --
99 Tun Hwa South             Treasurer                       (April 1994-June 2002);
Road, Section 2                                              Manager of General
Taipei, Taiwan, ROC                                          Administration Office (June
                                                             2002-present)
Laurence E. Cranch (56)      Assistant             1986      Partner of Clifford Chance          --
Clifford Chance US LLP       Secretary                       US LLP since 1980.
200 Park Avenue
New York, NY 10166

---------------

* Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Ms. Wang is deemed to be an interested person because of her affiliation with the Fund's investment adviser.

* Mr. Hu is deemed to be an "interested person" because he is the President of the Fund.

** Ms. Haichi Vicki Hau resigned as the Fund's Secretary and Treasurer effective
   April 2, 2003 and Ms. Carol Wang was elected by the Board of Directors as the new Secretary and Treasurer of the Fund on the same day.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    HSBC Asset Management (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Carol Wang, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    KPMG LLP
    Boston, MA